UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

Mallinckrodt plc
(in examination under Part 10 of the Companies Act 2014 of Ireland)
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Ordinary shares, par value $0.01 per share	MNKTQ (1)	N/A (1)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
(1) On September 6, 2023, New York Stock Exchange ("NYSE") Regulation filed a Form 25 with the Securities and Exchange Commission (“SEC”) to delist the ordinary shares of Mallinckrodt plc (“ordinary shares”) from NYSE American LLC. The delisting was effective on September 16, 2023. The deregistration of the ordinary shares under Section 12(b) of the Securities Exchange Act of 1934 (“Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25, at which point the ordinary shares will be deemed registered under Section 12(g) of the Exchange Act. The ordinary shares began trading in the market for unlisted securities on August 29, 2023 under the symbol “MNKTQ.”

Item 2.02    Results of Operations and Financial Condition.
On November 7, 2023, Mallinckrodt plc reported its financial results for the three months ended September 29, 2023 as set forth in the attached Exhibit 99.1.
The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Third Quarter Financial Results.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	November 7, 2023	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)